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                                 Annual Report
                                December 31, 2001

The SMALLCap Fund, Inc.TM

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The SMALLCap Fund, Inc.TM
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TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS ................................  3
              PERFORMANCE COMPARISON ................................  6

              THE SMALLCAP FUND, INC.TM

                 Schedule of Investments ............................  9
                 Statement of Assets and Liabilities ................ 11
                 Statement of Operations ............................ 12
                 Statements of Changes in Net Assets ................ 13
                 Financial Highlights ............................... 14
                 Notes to Financial Statements ...................... 15
                 Report of Independent Accountants .................. 17
                 Tax Information .................................... 17

              FUND DIRECTORS AND OFFICERS ........................... 19

                -----------------------------------------------
The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank AG. The Fund is subject to investment risks, including possible loss of principal amount invested.
                -----------------------------------------------

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                                        2

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Dear Fellow Shareholder:

The SMALLCap Fund, Inc.TM underperformed the Lipper Small Cap Core Funds Average for the 12-months ended December 31, 2001. The Fund had a total return of -9.33% for the annual period (based on the Fund's NAV), as compared to a 7.66% gain for its Lipper category. The Fund also underperformed the 2.49% return of the Russell 2000 Index and the 6.51% return of its benchmark, the S&P SmallCap 600 Index, for the same time period.

MARKET REVIEW
Continuing the trend from 1999 and 2000, the small-cap equity market, as measured by the S&P SmallCap 600 Index, outperformed its large-cap brethren for the 12-months ended December 31, 2001. Still, within the annual period, the small-cap equity market, like the broader equity markets, saw significant volatility.

The small-cap equity market, as well as the broader US equity markets, began the year strongly, as the Federal Reserve Board reduced interest rates twice in January in an effort to bolster the slowing economy. Also, a true 'January Effect' occurred in the small-cap market, as stocks rebounded from tax loss selling and companies with the smallest market capitalizations delivered the best returns. In February, however, negative corporate earnings announcements, primarily from the technology and telecommunications industries, drove stocks downward. Earnings pre-announcements in the broader equity sectors continued to affect the markets into March, as did signs of a global economic slowdown. The Federal Reserve Board continued to cut interest rates in March, by another 0.50%, but its actions to prop up the slumping economy did little to alleviate equity market weakness. In all, the small-cap market had negative performance for the first quarter, but outperformed the other major US equity market indices.

During the second quarter, the S&P SmallCap 600 Index rebounded and rose 13.70%. The US equity markets began the quarter on an upbeat note, as April saw a broad market rally following the previous month's underperformance. The Federal Reserve Board continued on its aggressive path of interest rate cuts. These actions, in conjunction with unexpectedly strong first quarter Gross Domestic Product ('GDP') growth, calmed investor fears of a recession for a time. However, beginning late May and into June, conflicting economic data and changes in the political environment caused the equity markets to falter.

In the third quarter, a steady stream of negative corporate earnings reports, head count reductions and economic uncertainty--despite some positive factors such as resilient consumer spending, falling energy prices and a solid residential real estate market--resulted in equity market weakness. September saw the terrorist attacks on the US, including the destruction of the World Trade Center, a symbol of US and global free trade. The tragic human and economic devastation and disruption resulting from this event caused the US equity markets to close for four days. The Federal Reserve Board and other central banks, given the scope of the global economic disruption, quickly reduced interest rates to inject liquidity into the financial markets. The equity markets severely retrenched for the remainder of the month, driven by the adverse effects of uncertainty on investor sentiment.

The beginning of the fourth quarter saw a rebound in the US equity markets despite the war in Afghanistan, anthrax outbreaks in the US, and the reporting of lower third quarter corporate earnings. The beaten-down technology industry rebounded strongly even with confirmation that the economy had entered a recession. In November, the US equity markets advanced, as all equity segments had good performance. New home and retail sales rose, and companies in certain retail and technology industries reported an improved earnings outlook. There were, however, continued signs of the economic downturn, as the National Association of Purchasing Managers (NAPM) Index, one of the most widely known and watched indicators of business activity in the US, shrank for the fifteenth month in a row. December saw continued good US equity market performance. The Federal Reserve Board made further interest rate cuts, bringing the federal funds target rate down to just 1.75% by the end of the quarter. For the fourth quarter, the small-cap market outperformed all other US equity segments, driven primarily by strong returns from the smallest market capitalization stocks in the indices. The S&P SmallCap 600 Index produced a fourth quarter total return of 20.67%.

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                                        3

The SMALLCap Fund, Inc.TM
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LETTER TO SHAREHOLDERS

INVESTMENT STRATEGY
The Fund continues to focus primarily on companies with market capitalizations between $100 million and $2.2 billion at the time of initial investment. The weighted average market capitalization of companies held in the Fund on December 31, 2001 was $1.275 billion. The weighted median market capitalization of companies held in the Fund on December 31, 2001 was $1.169 billion.6 As of December 31, 2001, the Fund held 59 securities across nine sectors in its portfolio.

The Fund's performance in 2001 was due primarily to mixed results from individual stock selection and sector positioning. More specifically, among the Fund's top contributors during the annual period were ResMed Inc. in Health Care, Mohawk Industries, Inc. in Consumer, Barrett Resources Corp. in Energy and AmeriCredit Corp. in Credit Sensitive. On the other hand, Marine Drilling Companies, Inc. in Energy, SBA Communications Corp. in Service Companies, XOMA Ltd. of Health Care and IntraNet Solutions, Inc. of the Technology sector, hampered Fund performance.

Over the annual period, positions in the Consumer, Transportation and Credit Sensitive sectors contributed to positive performance, but negative returns from the Technology, HealthCare and Energy sectors hindered Fund performance.

It is important to note that over the longer term, the Fund continues to be a strong performer, as you can see in the accompanying table of cumulative and average annual total returns.

MANAGER OUTLOOK
The year 2001 was difficult for the US due to both the economic slowdown and the tragic events of September 11. We believe that we will see improvements in the economy and investor sentiment in 2002. Several recent indicators of economic data are already pointing in a positive direction. These include indicators of increasing consumer confidence, a rising Institute of Supply Management (formerly NAPM) manufacturing index, though still below the key 50% mark indicative of economic expansion, and a slowing unemployment rate. There are also some positive factors that we believe

                                                   CUMULATIVE TOTAL RETURNS               AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended               1 Year   3 Years  5 Years  10 Years    Since   1 Year 3 Years 5 Years 10 Years    Since
   December 31, 2001                                            Inception 2                                Inception 2
 The SMALLCap Fund, Inc.TM
   based on NAV 1              (9.33)%    37.25%  61.78%   200.35%  373.15%  (9.33)%   11.13%  10.10%   11.63%  11.19%
----------------------------------------------------------------------------------------------------------------------
 S&P Small Cap 600 Index 3      6.51%     33.85%  65.90%   258.14%  317.47%   6.51%    10.21%  10.65%   13.61%  10.30%
----------------------------------------------------------------------------------------------------------------------
 Russell 2000 Index 4           2.49%     20.52%  43.71%   197.19%  285.33%   2.49%     6.42%   7.52%   11.51%   9.69%
----------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap Core Funds
   Average 5                    7.66%     41.42%  68.29%   232.02%  384.29%   7.66%    11.33%  10.42%   12.61%  11.32%
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions.
2 The Fund's inception date is May 6, 1987. Benchmark returns are for the period beginning May 31, 1987.
3 The S&P SmallCap 600 Index is an unmanaged index that tracks the stock movement of 600 small-cap US companies. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 The Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2000 smallest companies of the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
5 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.
6 Weighted Average Market Cap and Weighted Median Market Cap are indicators of the size of companies in which the Fund invests. The Weighted Average Market Cap is the sum of each security's weight in the portfolio multiplied by the security's market cap. The Weighted Median Market Cap is the midpoint of market capitalization of the Fund's securities, weighted by the proportion of the Fund's assets invested in each security. Securities representing half of the Fund's assets have a market capitalization above the median, and the rest are below it.

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                                        4

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

should help promote economic growth going forward. These include the enormous monetary stimulus from the Federal Reserve Board's interest rate reductions, the fiscal stimulus implicit in both the government's tax cut bill and lower energy prices, and the continuing decline in factory goods inventories that should eventually spur manufacturers to boost production. In our view, the consumer remains the key to US economic recovery, but for that recovery to be sustainable, business investment spending will have to increase in conjunction with consumer spending.

Given this economic view, we believe the relative outperformance of small-cap stocks seen over the last several years may continue into 2002. While past performance is no guarantee of future results, in the 12-month periods following each of the past 10 recessions, small-cap stocks have outperformed large-cap stocks by an average of 7.5%. This outperformance was due primarily to better fundamentals, as the segment received the first boost of productivity from interest rate cuts. In fact, we believe fundamentals are also relevant to the current period, as small-cap stocks have seen better relative earnings growth than their larger counterparts in five of the last six quarters. Even with their recent outperformance as a group, small-cap stocks also generally remain undervalued relative to large-cap stocks on a median basis and have continued to gain visibility. Net fund inflows are indicative of this visibility as well as of positive investor sentiment. Small-cap funds took in $3.6 billion in net fund flows during the fourth quarter of 2001 versus $200 million for all equity funds in the same period.

Our market outlook is tempered by several risks that could dampen sentiment in the year ahead. In particular, we are concerned that consumer and investor sentiment could erode due to negative economic news and/or geopolitical events. Ill-timed monetary policy action and potential fallout from financial instability in less developed economies could also have a negative impact on the US equity markets. Overall, earnings disappointments continue to present the primary investment risk.

Despite the recent and anticipated high volatility in the stock market, we remain disciplined in our investment process. Our investment strategy continues to:

o focus on small-cap companies with above average growth prospects selling at reasonable valuations with the potential to be the blue chips of the future

o focus on individual stock selection with the goal of providing value-added performance relative to the universe of smaller US companies

o use extensive and intensive fundamental research to identify companies with innovation, leading or dominant position in their niche markets, a high rate of return on invested capital, and the ability to finance a major part of future growth from internal sources, and

o strictly adhere to our sell discipline to reduce exposure to stocks with diminished appreciation potential.

As always, our primary objective is to maximize capital appreciation for our shareholders. We thank you for your continued support of The SMALLCap Fund, Inc.TM

Sincerely,

/s/ AUDREY M. T. JONES
    ------------------
    Audrey M. T. Jones
    President of THE SMALLCAP FUND, INC.TM

THE NET ASSET VALUE OF THE FUND IS REPORTED DAILY ON THE FUND'S WEBSITE:
WWW.THESMALLCAPFUNDINC.COM

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                                        5

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

The SMALLCap Fund, Inc. TM, S&P

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

             The SMALLCap   S&P SmallCap   Russell 2000   Lipper Small Cap
             Fund, Inc.     600 Index      Index          Core Funds Average

5/31/87      10054          10000          10000          10000
6/30/87      10237          10196          10257          10243
7/31/87      10658          10519          10577          10557
8/31/87      11208          10881          10890          10933
9/30/87      11068          10599          10692          10834
10/31/87     7195           7441           7417           7927
11/30/87     6731           6958           7020           7553
12/31/87     8037           7560           7585           8120
1/31/88      8069           7857           7916           8435
2/29/88      9018           8490           8630           9101
3/31/88      9223           8785           9033           9451
4/30/88      9644           8902           9239           9661
5/31/88      9471           8701           8990           9501
6/30/88      10324          9287           9631           9997
7/31/88      9806           9150           9540           10015
8/31/88      9245           8833           9297           9788
9/30/88      9471           9038           9543           10060
10/31/88     9299           9023           9438           10075
11/30/88     8964           8735           9125           9746
12/31/88     9568           9033           9483           10122
1/31/89      9914           9265           9907           10538
2/28/89      9871           9316           9979           10534
3/31/89      9978           9478           10214          10800
4/30/89      10658          9934           10660          11231
5/31/89      11284          10306          11119          11593
6/30/89      10755          10183          10865          11413
7/31/89      11079          10528          11285          11944
8/31/89      11683          10752          11560          12236
9/30/89      11953          10758          11596          12318
10/31/89     11370          10117          10910          11730
11/30/89     11597          10212          10983          11805
12/31/89     11977          10287          11025          11863
1/31/90      10679          9339           10062          10961
2/28/90      11322          9569           10374          11123
3/31/90      12054          9867           10778          11522
4/30/90      11489          9456           10426          11250
5/31/90      13219          10124          11164          12044
6/30/90      13097          10116          11187          12185
7/31/90      12376          9581           10694          11811
8/31/90      10546          8399           9270           10233
9/30/90      9448           7617           8450           9368
10/31/90     8938           7080           7934           8918
11/30/90     9825           7593           8539           9498
12/31/90     10375          7851           8878           9949
1/31/91      11544          8414           9681           10745
2/28/91      12677          9367           10760          11783
3/31/91      13416          9956           11518          12414
4/30/91      13273          9978           11489          12552
5/31/91      13917          10372          12036          13076
6/30/91      12796          9924           11335          12464
7/31/91      13536          10316          11733          13083
8/31/91      14633          10767          12167          13562
9/30/91      14275          10858          12262          13622
10/31/91     15110          11240          12586          14044
11/30/91     14037          10736          12004          13387
12/31/91     15753          11657          12965          14557
1/31/92      16675          12542          14016          15596
2/29/92      17008          12805          14425          15978
3/31/92      15830          12448          13937          15399
4/30/92      14818          11947          13448          14871
5/31/92      15049          12084          13627          14903
6/30/92      13896          11621          12983          14226
7/31/92      14383          12054          13434          14683
8/31/92      13999          11711          13055          14396
9/30/92      14114          12045          13356          14525
10/31/92     14536          12546          13781          15030
11/30/92     16009          13625          14836          16173
12/31/92     16352          14110          15352          16744
1/31/93      16270          14489          15872          17313
2/28/93      15819          14076          15505          16941
3/31/93      16488          14614          16009          17460
4/30/93      15600          14081          15569          16899
5/31/93      16598          14838          16258          17663
6/30/93      16174          14932          16359          17879
7/31/93      16065          15086          16585          18053
8/31/93      17130          15883          17302          18888
9/30/93      17964          16460          17790          19418
10/31/93     17950          16775          18248          19921
11/30/93     17199          16174          17647          19303
12/31/93     17754          16761          18251          20111
1/31/94      18353          17155          18823          20644
2/28/94      18144          17105          18755          20397
3/31/94      17305          15878          17765          19446
4/30/94      17499          16116          17870          19619
5/31/94      16825          15797          17670          19613
6/30/94      15986          15211          17070          18910
7/31/94      16421          15400          17350          19247
8/31/94      17559          16449          18317          20234
9/30/94      17365          16364          18256          20132
10/31/94     17754          16201          18184          20146
11/30/94     16795          15583          17449          19450
12/31/94     17183          15960          17918          19731
1/31/95      17049          15736          17692          19650
2/28/95      18193          16384          18428          20356
3/31/95      18782          16715          18745          20676
4/30/95      18951          17089          19162          21041
5/31/95      19607          17356          19492          21570
6/30/95      20600          18308          20503          22570
7/31/95      22064          19708          21684          23710
8/31/95      22805          20135          22132          24181
9/30/95      23495          20648          22527          24716
10/31/95     22956          19630          21520          23905
11/30/95     23612          20406          22424          24544
12/31/95     24591          20743          23016          25085
1/31/96      24151          20787          22991          25242
2/29/96      24211          21469          23708          26131
3/31/96      25010          21928          24190          26536
4/30/96      27108          23188          25484          28045
5/31/96      29491          24011          26488          29168
6/30/96      26833          23071          25400          28216
7/31/96      24682          21483          23182          26178
8/31/96      26116          22810          24528          27533
9/30/96      27445          23811          25486          28554
10/31/96     27719          23646          25093          28417
11/30/96     29006          24874          26127          29412
12/31/96     29587          25165          26812          30087
1/31/97      29538          25583          27348          31139
2/28/97      27772          25053          26685          30682
3/31/97      26321          23767          25426          29399
4/30/97      26297          24059          25496          29159
5/31/97      29950          26885          28333          32107
6/30/97      31060          28073          29547          33829
7/31/97      33445          29838          30922          35708
8/31/97      34127          30589          31630          36476
9/30/97      35952          32612          33945          39151
10/31/97     34151          31205          32454          38055
11/30/97     33786          30977          32244          38112
12/31/97     33969          31603          32808          38791
1/31/98      32620          30987          32290          38335
2/28/98      35906          33809          34678          41151
3/31/98      38252          35100          36108          43145
4/30/98      38076          35307          36308          43724
5/31/98      36111          33438          34352          41833
6/30/98      37490          33531          34425          41712
7/31/98      34585          30970          31638          39049
8/31/98      26628          24992          25494          31568
9/30/98      28367          26523          27490          32811
10/31/98     29777          27755          28611          34521
11/30/98     32026          29317          30110          36166
12/31/98     34874          31189          31973          38091
1/31/99      35294          30799          32398          38057
2/28/99      31786          28023          29774          35029
3/31/99      32865          28385          30239          35170
4/30/99      35924          30260          32948          37632
5/31/99      35084          30997          33430          38281
6/30/99      37063          32761          34941          40155
7/31/99      36883          32471          33982          39750
8/31/99      36044          31043          32725          38413
9/30/99      37153          31175          32732          37983
10/31/99     37933          31098          32864          38232
11/30/99     41621          32407          34827          40385
12/31/99     47679          35060          38769          44403
1/31/00      45519          33973          38147          43418
2/29/00      55565          38522          44446          48597
3/31/00      56345          37098          41516          48236
4/30/00      51007          36462          39017          45871
5/31/00      48037          35381          36743          43762
6/30/00      52423          37474          39946          47307
7/31/00      48003          36554          38661          46631
8/31/00      53137          39794          41611          50470
9/30/00      53545          38710          40388          49443
10/31/00     52695          38953          38585          47917
11/30/00     45739          34897          34624          43825
12/31/00     52791          39196          37598          47360
1/31/01      54564          40876          39555          49908
2/28/01      50663          38382          36960          46704
3/31/01      46960          36622          35152          44245
4/30/01      51609          39413          37902          47910
5/31/01      52121          40167          38834          50280
6/30/01      53421          41639          40208          52320
7/31/01      50939          40943          38033          51719
8/31/01      49245          40009          36805          49783
9/30/01      41839          34595          31851          42472
10/31/01     43060          36469          33714          43723
11/30/01     45446          39106          36323          45422
12/31/01     47315          41747          38564          48429


                                                            AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                     1 Year   3 Years      5 Years   10 Years      Since
   December 31, 2001                                                         Inception 2
 The SMALLCap Fund, Inc. TM         (9.33)%    11.13%       10.10%     11.63%     11.19%
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions.
2 The Fund's inception date is May 6, 1987. Benchmark returns are for the period beginning May 31, 1997.
3 The S&P SmallCap 600 Index is an unmanaged index that tracks the stock movement of 600 small-cap US companies.
4 The Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2000 smallest companies of the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization.
5 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
HISTORICAL RETURNS (Cumulative)

                                                                   SMALLER COMPANIES:            LARGER COMPANIES:
                                             THE SMALLCAP            S&P      RUSSELL                    DOW JONES
                                             FUND, INC.TM       SMALLCAP         2000         S&P 500   INDUSTRIAL
 PERIOD                                    (BASED ON NAV)      600 INDEX        INDEX         INDEX 1    AVERAGE 2
 2001                                               (9.3)%          6.5%          2.5%         (11.9)%      (5.4)%
 2000                                               10.7%          11.8%         (3.0)%         (9.1)%      (4.7)%
 1999                                               36.7%          12.4%         21.3%          21.0%       27.3%
 1998                                                2.7%          (1.3)%        (2.6)%         28.6%       18.2%
 1997                                               14.8%          25.6%         22.4%          33.4%       24.9%
 1996                                               20.3%          21.3%         16.5%          23.0%       28.9%
 1995                                               43.1%          30.0%         28.5%          37.6%       36.9%
 1994                                               (3.2)%         (4.8)%        (1.8)%          1.3%        5.0%
 1993                                                8.6%          18.8%         18.9%          10.1%       17.0%
 1992                                                3.8%          21.1%         18.4%           7.6%        7.4%
 1991                                               51.8%          48.5%         46.0%          30.5%       24.3%
 1990                                              (13.4)%        (23.7)%       (19.5)%         (3.1)%      (0.5)%
 1989                                               25.2%          13.9%         16.3%          31.7%       32.2%
 1988                                               19.1%          19.5%         25.0%          16.6%       16.2%
 Total Return from Inception (5/6/87)              373.2%         317.5%        285.3%         468.6%      545.6%


--------------------------------------------------------------------------------
PORTFOLIO STRUCTURE

                                                  NUMBER          MARKET VALUE          PERCENTAGE OF
                                            OF COMPANIES            (MILLIONS)              PORTFOLIO
 ECONOMIC SECTOR                        2001        2000       2001       2000         2001      2000     CHANGE
 Technology                               14          11     $ 33.3     $ 20.0          25%       13%        +12
 Consumer                                 10          15       22.4       18.3          17%       12%         +5
 Credit Sensitive                         10          15       19.3       30.5          14%       21%         -7
 Energy                                    7           9       10.0       17.7           7%       12%         -5
 Health Care                               7          17       22.3       37.2          17%       25%         -8
 Process Industries                        4           3        6.3        3.6           5%        2%         +3
 Capital Goods                             3           4        4.6        5.6           3%        4%         -1
 Transportation                            3           3        7.1        7.0           5%        5%          0
 Service Companies                         1           6        0.8        4.2           1%        3%         -2
                                         ---         ---     ------     ------         ---       ---         ---
 Total Equities                           59          83      126.1      144.1          94%       97%
                                         ===         ===
 Cash and Cash Equivalents                                      7.5        4.6           6%        3%
                                                             ------     ------         ---       ---
 Total Fund                                                  $133.6     $148.7         100%      100%
                                                             ======     ======         ===       ===

--------------------------------------------------------------------------------
1 S&P500 Index is an unmanaged index that measures the performance of 500 large US companies.
2 Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies.

--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS As of December 31, 2001

                                             PERCENTAGE
                                                 OF NET     STOCK
 COMPANY                                         ASSETS     SYMBOL    BUSINESS FOCUS

    1.   ResMed, Inc.                             3.95%        RMD    Medical Device Manufacturer
    2.   Titan Corp.                              2.99%        TTN    Electric-Military Systems
    3.   Emisphere Technologies, Inc.             2.83%       EMIS    Medical Products
    4.   Philadelphia Suburban Corp.              2.81%        PSC    Water Utility Company
    5.   Accredo Health, Inc.                     2.71%       ACDO    Specialized Pharmacy Services
    6.   Furniture Brands International, Inc.     2.63%        FBN    Furniture Manufacturer
    7.   Wind River Systems, Inc.                 2.61%       WIND    Computer Integrated Systems
    8.   Renaissance Learning, Inc.               2.51%       RLRN    Information Systems Provider
    9.   DSP Group, Inc.                          2.47%       DSPG    Telecommunications Systems
   10.   Zoran Corp.                              2.36%       ZRAN    Electronic-Semiconduct or Manufacturer
                                                ------
                                                27.87%
                                                ======

--------------------------------------------------------------------------------


 FUND MANAGEMENT FOR THE SMALLCAP FUND, INC. TM

The Fund is managed by a team with an average of twenty-four years of experience. The portfolio sector responsibilities are as follows:

Bob Grandhi, CFA                Health Care and Technology Sectors

Audrey M.T. Jones, CFA          Credit Sensitive, Energy, Process Industries,
                                Service Companies and Transportation Sectors

Doris R. Klug, CFA              Consumer and Capital Goods Sectors



--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS December 31, 2001



     SHARES   SECURITY                           VALUE

              COMMON STOCKS--98.76%
              CAPITAL GOODS--3.61%
     56,200   Belden, Inc. .............. $  1,323,510
     52,500   Flowserve Corp.1 ..........    1,397,025
     38,700   Oshkosh Truck Corp. .......    1,886,625
                                          ------------
                                             4,607,160
                                          ------------
              CONSUMER--17.57%
     42,100   BorgWarner, Inc. ..........    2,199,725
     41,700   Chico's FAS, Inc.1 ........    1,655,490
     44,800   Constellation Brands, Inc.--
               Class A 1 ................    1,919,680
     39,000   Dean Foods Co.1 ...........    2,659,800
     79,200   Foot Locker, Inc.1 ........    1,239,480
    104,900   Furniture Brands
               International, Inc.1 .....    3,358,898
    126,400   Genesco, Inc.1 ............    2,624,064
     49,300   Mohawk Industries, Inc.1 ..    2,705,584
     76,700   Rayovac Corp.1 ............    1,349,920
    234,500   Tyson Foods, Inc.--Class A     2,708,475
                                          ------------
                                            22,421,116
                                          ------------
              CREDIT SENSITIVE--15.11%
     18,700   Affiliated Managers Group,
               Inc.1 ....................    1,317,976
     36,900   American Financial Holdings,
               Inc. .....................      937,629
     75,200   Annuity and Life Re Holdings,
               Ltd. .....................    1,888,272
     81,110   Astoria Financial Corp. ...    2,146,171
     94,900   Hibernia Corp.--Class A ...    1,688,271
     66,600   LaBranche & Co., Inc.1 ....    2,295,036
     95,050   LNR Property Corp. ........    2,963,659
    159,062   Philadelphia Suburban Corp.    3,586,848
     33,000   RGS Energy Group, Inc. ....    1,240,800
     68,700   South Financial Group, Inc.    1,219,425
                                          ------------
                                            19,284,087
                                          ------------
              ENERGY--7.83%
     53,800   Arch Coal, Inc. ...........    1,221,260
     30,200   Evergreen Resources, Inc.1     1,166,022
    238,900   Global Industries, Ltd.1 ..    2,126,210
     78,800   Joy Global, Inc.1 .........    1,323,840
     46,200   Peabody Energy Corp. ......    1,302,378
     50,900   Tom Brown, Inc.1 ..........    1,374,809
    115,000   Unit Corp.1 ...............    1,483,500
                                          ------------
                                             9,998,019
                                          ------------


     SHARES   SECURITY                           VALUE

              HEALTH CARE--17.50%
     87,100   Accredo Health, Inc.1 ..... $  3,457,870
    110,000   Cell Genesys, Inc.1 .......    2,556,400
     81,600   Edwards Lifesciences Corp.1    2,254,608
    113,300   Emisphere Technologies,
               Inc.1 ....................    3,615,403
     65,000   Impath, Inc.1 .............    2,893,150
     51,000   InterMune, Inc.1 ..........    2,512,260
     93,500   ResMed, Inc.1 .............    5,041,520
                                          ------------
                                            22,331,211
                                          ------------
              PROCESS INDUSTRIES--4.89%
    100,800   Allegheny Technologies, Inc.   1,689,168
     30,800   Bowater, Inc. .............    1,469,160
     75,000   Packaging Corp. of America 1   1,361,250
     34,200   Rayonier, Inc. ............    1,726,074
                                          ------------
                                             6,245,652
                                          ------------
              SERVICE COMPANIES--0.64%
     68,900   Alamosa Holdings, Inc.1 ...      821,977
                                          ------------
              TECHNOLOGY--26.06%
     72,100   Activision, Inc.1 .........    1,875,321
    120,500   Advanced Digital
               Information Corp.1 .......    1,932,820
     71,400   Advanced Fibre
               Communications, Inc.1 ....    1,261,638
     62,000   Applied Films Corp.1 ......    1,937,500
    128,900   Borland Software Corp.1 ...    2,018,574
    135,600   DSP Group, Inc.1 ..........    3,154,056
     53,400   Maximus, Inc.1 ............    2,246,004
     56,900   Metro One
               Telecommunications, Inc.1     1,721,225
     53,600   Numerical Technologies,
               Inc.1 ....................    1,886,720
    105,300   Renaissance Learning, Inc.1    3,208,491
    108,700   SpectraLink Corp.1 ........    1,862,031
    153,200   Titan Corp.1 ..............    3,822,340
    186,100   Wind River Systems, Inc.1 .    3,333,051
     92,200   Zoran Corp.1 ..............    3,009,408
                                          ------------
                                            33,269,179
                                          ------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS December 31, 2001



     SHARES   SECURITY                           VALUE

              TRANSPORTATION--5.55%
     77,800   SkyWest, Inc. ............. $  1,980,010
    134,300   Swift Transportation Co.,
               Inc.1 ....................    2,888,793
     70,700   USFreightways Corp. .......    2,219,980
                                          ------------
                                             7,088,783
                                          ------------
TOTAL COMMON STOCKS
   (Cost $100,103,900) ..................  126,067,184
                                          ------------
TOTAL INVESTMENTS
   (Cost $100,103,900)2 ........  98.76%  $126,067,184
OTHER ASSETS IN EXCESS
   OF LIABILITIES ..............   1.24      1,579,930
                                 ------   ------------
NET ASSETS ..................... 100.00%  $127,647,114
                                 ======   ============

--------------------------------------------------------------------------------
1    Non-income producing security.
2    Aggregate cost for federal tax purposes is $100,270,191.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                                DECEMBER 31, 2001

ASSETS
   Investments, at value (cost $100,103,900) .....................   $126,067,184
   Cash ..........................................................      7,480,542
   Receivable for securities sold ................................        429,973
   Dividend and interest receivable ..............................         31,985
                                                                     ------------
Total assets .....................................................    134,009,684
                                                                     ------------
LIABILITIES
   Payable for securities purchased ..............................      6,090,046
   Due to advisor ................................................        107,626
   Payable for capital shares redeemed ...........................         68,904
   Due to administrator ..........................................          6,458
   Accrued expenses and other ....................................         89,536
                                                                     ------------
Total liabilities ................................................      6,362,570
                                                                     ------------
NET ASSETS .......................................................   $127,647,114
                                                                     ============
COMPOSITION OF NET ASSETS
   Paid-in capital (150,000,000 shares authorized $0.01 par value)   $100,656,514
   Accumulated net realized gain on investment transactions ......      1,027,316
   Net unrealized appreciation on investments ....................     25,963,284
                                                                     ------------
NET ASSETS .......................................................   $127,647,114
                                                                     ============
SHARES OUTSTANDING ...............................................     10,507,794
                                                                     ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding) ....................   $      12.15
                                                                     ============


See Notes to Financial Statements.
--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                 FOR THE YEAR ENDED
                                                                  DECEMBER 31, 2001
INVESTMENT INCOME
   Dividends .......................................................   $    659,357
   Interest ........................................................        158,244
                                                                       ------------
Total income .......................................................        817,601
                                                                       ------------
EXPENSES
   Investment advisory fees ........................................      1,337,015
   Professional fees ...............................................        146,344
   Directors' fees .................................................        118,516
   Administrative fees .............................................         80,221
   Custody fees ....................................................         39,577
   Printing and shareholder reports ................................         37,737
   Transfer agent fees .............................................         30,872
   Registration fees ...............................................          3,481
                                                                       ------------
Total expenses .....................................................      1,793,763
   Less: waivers by custodian 1 ....................................         (3,915)
                                                                       ------------
NET EXPENSES .......................................................      1,789,848
                                                                       ------------
EXPENSES IN EXCESS OF INCOME .......................................       (972,247)
                                                                       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain from investment transactions ..................      1,233,780
   Net change in unrealized appreciation/depreciation on investments    (14,137,471)
                                                                       ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ....................    (12,903,691)
                                                                       ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS .........................   $(13,875,938)
                                                                       ============

--------------------------------------------------------------------------------
1    One-time waiver by custodian.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                                 2001             2000
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Expenses in excess of income .....................   $    (972,247)   $  (1,475,373)
   Net realized gain from investment transactions ...       1,233,780       22,548,318
   Net change in unrealized appreciation/depreciation
     on investments .................................     (14,137,471)      (6,326,574)
                                                        -------------    -------------
Net increase (decrease) in net assets from operations     (13,875,938)      14,746,371
                                                        -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain from investment transactions ...        (610,405)     (36,618,949)
                                                        -------------    -------------
Total distributions .................................        (610,405)     (36,618,949)
                                                        -------------    -------------
CAPITAL SHARE TRANSACTIONS
   Dividend reinvestments ...........................           9,955       22,786,328
   Cost of shares repurchased .......................      (7,271,344)      (7,414,547)
                                                        -------------    -------------
Net increase (decrease) in net assets from capital
   share transactions ...............................      (7,261,389)      15,371,781
                                                        -------------    -------------
TOTAL DECREASE IN NET ASSETS ........................     (21,747,732)      (6,500,797)
NET ASSETS
   Beginning of year ................................     149,394,846      155,895,643
                                                        -------------    -------------
   End of year ......................................   $ 127,647,114    $ 149,394,846
                                                        =============    =============


See Notes to Financial Statements.
--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                         2001          2000         1999         1998          1997
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF YEAR ................................$  13.40      $  15.90     $  11.63     $  11.58      $  12.23
                                                     --------      --------     --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment (expenses in
     excess of) income ..............................   (0.09)        (0.13)       (0.12)        0.01         (0.09)
   Net realized and unrealized gain (loss)
     on investment ..................................   (1.10)         1.28         4.39         0.25          1.78
                                                     --------      --------     --------     --------      --------
Total from investment operations                        (1.19)         1.15         4.27         0.26          1.69
                                                     --------      --------     --------     --------      --------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ............................      --            --           --        (0.01)           --
   Net realized gains from investment
     transactions ...................................   (0.06)        (3.65)          --        (0.08)        (2.34)
   Return of capital ................................      --            --           --        (0.12)           --
                                                     --------      --------     --------     --------      --------
Total distributions .................................   (0.06)        (3.65)       --           (0.21)        (2.34)
                                                     --------      --------     --------     --------      --------
NET ASSET VALUE, END OF YEAR ........................$  12.15      $  13.40     $  15.90     $  11.63      $  11.58
                                                     ========      ========     ========     ========      ========
MARKET VALUE, END OF YEAR ...........................$  11.01      $  11.75     $  14.19     $   9.69      $  11.13
                                                     ========      ========     ========     ========      ========
Total return based on net asset value per share .....   (9.33)%       10.72%       36.70%        2.66%        14.60%
Total return based on market value per share ........   (6.30)%       10.75%       46.45%      (10.99)%       28.50%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (000s omitted) ...........$127,647      $149,395     $155,896     $114,043      $101,613
   Ratios to average net assets:
     Expenses .......................................    1.34%         1.42%        1.45%        1.56%         1.42%
     Net investment (expenses in
        excess of) income ...........................   (0.73)%       (0.93)%      (0.97)%       0.12%        (0.66)%
   Portfolio turnover rate ..........................     120%          122%         114%         116%          101%


See Notes to Financial Statements.
--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
The SMALLCap Fund, Inc.TM (the 'Fund') is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the state of Maryland.

B. VALUATION OF SECURITIES
The Fund values its investments at market value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the bid price in the over-the-counter market.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at fair value. On December 31, 2001 there were no fair valued securities.

C. SECURITIES TRANSACTIONS AND
   INVESTMENT INCOME
Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

D. DISTRIBUTIONS
The Fund pays at least annual dividends from its net investment income and makes annual distributions of any net realized capital gains to the extent they exceed capital loss carryforwards. The Fund records dividends and distributions on its books on the ex-dividend date.

E. FEDERAL INCOME TAXES
It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.

F. CASH
Cash includes deposits held at the Fund's custodian in a variable rate account at the applicable interest rate.

G. ESTIMATES
In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
Deutsche Asset Management, Inc. ('DeAM, Inc.'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor. The Fund pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 1.00%.

DeAM Inc., is the Fund's Administrator. The Fund pays the Administrator an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.06%.

Investment Company Capital Corp. ('ICCC') is the Fund's accounting agent. The Fund pays the accounting agent an annual fee based on its average daily net assets which is calculated daily and paid monthly.

--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

Certain officers and directors of the Fund are also officers or directors of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Fund for serving in these capacities.

NOTE 3--CAPITAL SHARE TRANSACTIONS
There were 150,000,000 capital shares authorized. Transactions in capital shares were as follows:

                  For the Year Ended       For the Year Ended
                   December 31, 2001        December 31, 2000
              ----------------------   ----------------------
                Shares        Amount      Shares       Amount
              --------   -----------   ---------  -----------
Reinvested         831   $     9,955   1,911,009  $22,786,328
Repurchased   (641,400)   (7,271,344)   (564,700)  (7,414,547)
              --------   -----------   ---------  -----------
Net increase
  (decrease)  (640,569)  $(7,261,389)  1,346,309  $15,371,781
              ========   ===========   =========  ===========

NOTE 4--FEDERAL INCOME TAX AND
        INVESTMENT TRANSACTIONS
At December 31, 2001, capital contributions, accumulated undistributed net investment income, and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from net operating losses. These reclassifications resulted in the following increases/(decreases) in the components of net assets:

                        Undistributed
                         Net Realized           Paid-in
Undistributed NII         Gain/(Loss)           Capital
-----------------       -------------        ----------
         $972,247            $(9,272)        $(962,975)

At December 31, 2001, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was $28,773,561 and $2,976,568, respectively. The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Distributions during the year ended December 31, 2001 were characterized as follows for tax purposes:

Long-term capital gains                        $610,405

At December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gains                $1,193,607
Unrealized appreciation/(depreciation)      $25,796,993

NOTE 5--INVESTMENT POLICY CHANGE
On November 13,2001, the Board approved a change in the investment policy of the Fund to comply with Investment Company Act Rule 35d-1.On December 31, 2001, the Fund adopted the following investment policy:

Under normal circumstances, the Fund invests at least 80% of its assets, at the time we purchase the security, in the equity securities of US smaller capitalization companies.

The investment advisor defines the small capitalization equity securities universe as the bottom 20% of the total domestic equity market capitalization (at the time of investment), using a minimum market capitalization of $10 million. The Fund will notify stockholders at least 60 days prior to any change to its 80% investment policy.

NOTE 6--OTHER INFORMATION
In 2001, the Board of Directors approved an increase in the number of directorships on the Board from four to five directors and assigned the new directorship to the class of directors whose terms expire at the 2004 Annual Meeting.

NOTE 7--SUBSEQUENT EVENT
On February 14, 2002, the Board of Directors approved an amendment to the Second Amended and Restated Bylaws of the Fund providing that the period during which the annual meeting of stockholders may be held is the 31-day period between May 22 and June 22. Additionally, the Board of Directors appointed a Committee consisting of one director, Joseph J. Incandela, to set time, date and place of the 2002 Annual Meeting of Stockholders and the record date to determine the stockholders entitled to notice of and to vote at the 2002 Annual Meeting.

--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of The SMALLCap Fund, Inc.TM:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The SMALLCap Fund, Inc.TM as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended December 31, 2001, and the financial highlights for each of the years in the five-year period ended December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The SMALLCap Fund, Inc.TM, as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended December 31, 2001 and the financial highlights for each of the years in the five-year period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

New York, New York
February 4, 2002

--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited) For the Year Ended December 31, 2001

The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Fund's distributions to shareholders included $610,405 from long-term capital gains, all of which is taxable at the 20% capital gains rate.

--------------------------------------------------------------------------------

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (Unaudited)

THE PLAN
Under the Fund's Dividend Reinvestment Plan (the 'Plan'), all distributions from net investment income and/or capital gains will be reinvested in additional shares of the Fund. PFPC Inc. administers the Plan. You are deemed to participate in the Plan unless you elect to be paid in cash. If you want to be paid in cash, you should notify PFPC. If your shares are held in the name of a broker or nominee or you are transferring your account to a new broker, you should tell your broker or nominee whether you wish to participate in the Plan or to receive their distributions in cash.

You may withdraw from the Plan at any time by notifying PFPC in writing. If PFPC receives your notice within seven days of the record date of a distribution, your withdrawal from the Plan will be effective after that distribution is paid. When you withdraw from the Plan, you will receive a stock certificate for your full shares and a check for any fractional shares. The value of the fractional shares will be determined by using the Fund's current market value (net of any expenses incurred in converting the fractional shares to cash).

The method for determining the number of shares you receive when your distributions are reinvested will vary depending upon whether the net asset value of the Fund's shares is higher or lower than its market price. If the net asset value of the Fund's shares is lower than its market price, the number of shares you receive will be determined by dividing the amount of your distribution either by the Fund's net asset value per share or by 95% of its market price, whichever is higher. If the net asset value of the Fund's shares is higher than its market price, the number of shares you receive will be determined by dividing the amount of your distribution by the Fund's average closing price over the five trading days preceding the payment date.

There will be no brokerage charges for shares directly issued by the Fund. There is no direct service charge to participants in the Plan. PFPC's fees will be borne by the Fund. The Board reserves the right to amend the Plan either to provide for a charge to participants or for any other reasons.

Distributions are taxable whether paid in cash or reinvested in additional shares.

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                                       18

The SMALLCap Fund, Inc.TM
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SHARE REPURCHASE PROGRAM (Unaudited)

On August 16, 2000 the Fund announced that its Board of Directors had authorized the Fund to repurchase up to 1,000,000 shares of its Common Stock in open market purchases to be effected on the New York Stock Exchange. On November 15, 2000 the Board increased this authorization to 2,000,000 shares. The Fund repurchased 564,700 shares during 2000 and an additional 641,400 shares in 2001. The Board of Directors and Fund Management expect the Fund to continue to make such purchases from time to time during 2002.

The Board has authorized this buy back program to offset the impact of share dilution that occurred on June 21, 2000 when the Fund issued 988,468 new shares and on December 28, 2000 when the Fund issued 922,541 new shares to shareholders who elected to receive the Fund's capital gains distribution in shares of the Fund. Because the new shares were issued at market price, the repurchase of a similar number of shares on the open market should offset some or all of the dilution. The buy back initiatives may have the positive effect of temporarily reducing the Fund's current discount.

--------------------------------------------------------------------------------
AMENDMENT TO BY-LAWS (Unaudited)

The Fund's by-laws provide that shareholders that intend to submit a proposal for action at any regular or special meeting of shareholders must comply with the advance notice provisions set forth in the Fund's by-laws. Please contact Fran Pollack-Matz, the Secretary of the Fund, at (410) 895-3288 for additional information.


--------------------------------------------------------------------------------
FUND DIRECTORS AND OFFICERS

   NAME, BIRTH DATE AND
   POSITION WITH THE FUND 1

   BUSINESS EXPERIENCE AND
   DIRECTORSHIPS DURING THE PAST 5 YEARS

   NUMBER OF FUNDS
   IN THE FUND
   COMPLEX OVERSEEN
   BY DIRECTOR 2

  INDEPENDENT DIRECTORS 3

Richard D. Wood
October 14, 1939
Director since 1987.

Private Investor (October 1994 to present);

1



Ralph W. Bradshaw
December 4, 1950
Director since 2001.

President, Cornerstone Advisors, Inc. (2/2001 to present); Financial Consultant (December 1992 to present); Director of: The Austria Fund, Inc. (January 1999 to present), Cornerstone Strategic Return Fund, Inc. (October 1999 to present), Cornerstone Strategic Value Fund, Inc. (September 1998 to present) and Progressive Return Fund, Inc. (October 1999 to present), EIS Fund, Inc. (October 2001 to present) all New York Stock Exchange listed closed-end funds; Vice President, Deep Discount Advisors, Inc. (June 1993 to December 1999).

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                                       19

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------
FUND DIRECTORS AND OFFICERS

   NAME, BIRTH DATE AND
   POSITION WITH THE FUND 1

   BUSINESS EXPERIENCE AND
   DIRECTORSHIPS DURING THE PAST 5 YEARS

   NUMBER OF FUNDS
   IN THE FUND
   COMPLEX OVERSEEN
   BY DIRECTOR 2

  INDEPENDENT DIRECTORS 3

Joseph J. Incandela
October 3, 1946
Chairman and Director since 1990.

President, Overture Capital Partners (2001 to present); Private Investor (January 1999 to 2000); Partner/Managing Director, Thomas H. Lee Co. (January 1992 to December 1998).

1



Robert E. Greeley
January 19, 1932
Director since 1987.

President, Page Mill Asset Management (May 1986 to present). Private Investor.

1



  INTERESTED DIRECTORS 3

Audrey M. T. Jones
March 4, 1945
President and Director since 1999.

Managing Director, Director, Portfolio Manager, Deutsche Asset Management (September 1986 to present).

1

   NAME, BIRTH DATE AND
   POSITION WITH THE FUND 1

   BUSINESS EXPERIENCE AND
   DIRECTORSHIPS DURING THE PAST 5 YEARS

  OFFICERS

Edward J. Veilleux
August 26, 1943
Vice President

Director, Deutsche Asset Management (formerly BT Alex. Brown Inc.) (October 1965 to present); Executive Vice President, Investment Company Capital Corp. (April 1996 to present); Trustee, Devcap Trust (registered investment company) ( 2000 to present).



Fran Pollack-Matz
May 24, 1961
Secretary

Vice President, Deutsche Asset Management (formerly, BT Alex. Brown Inc.) (October 1998 to present); Senior Attorney, Securities and Exchange Commission (July 1992 to September 1998).



Charles A. Rizzo
August 5, 1957
Treasurer

Director, Deutsche Asset Management (2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (Deutsche Banc Alex. Brown Inc.), (1998 to 1999); Senior Manager, Coopers & Lybrand L.L.P.
(PricewaterhouseCoopers LLP), (1993 to 1998).



Amy Olmert
May 14, 1963
Assistant Treasurer


Director, Deutsche Asset Management (formerly BT Alex. Brown, Inc.) (1999 to present); Certified Public Accountant (1989 to present). Formerly, Vice President, BT Alex. Brown Incorporated, (Deutsche Banc Alex. Brown, Inc.), (1997 to 1999); Senior Manager, Coopers &Lybrand L.L.P. (PricewaterhouseCoopers LLP), (1992 to 1997).



Sharon R. Kanovsky
August 7, 1964
Assistant Treasurer

Vice President, Deutsche Asset Management (2000 to present); Senior Manager, PricewaterhouseCoopers LLP(1986 to 2000).

--------------------------------------------------------------------------------
1 Unless otherwise indicated, the address of each Director and Officer is One South Street, Baltimore, MD 21202.
2 As of December 31, 2001 the total number of Deutsche Asset Management Funds (the 'Fund Complex') is 70.
3    Ms. Jones is a director who is an 'Interested Person' within the meaning of section 2(a)(19) of the 1940 Act. Ms. Jones is a Managing Director of the Advisor, Deutsche Asset Management, Inc.

The Fund's Statement of Additional Information includes additional information about the Fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-730-1313.

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                                       20

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------



DEUTSCHE ASSET MANAGEMENT, INC. (THE ADVISOR TO THE SMALLCAP FUND, INC.TM) IS AN INDIRECT WHOLLY OWNED SUBSIDIARY OF DEUTSCHE BANK AG.

Shares of The SMALLCap Fund, Inc.TM, are traded on the New York Stock Exchange under the symbol 'MGC'.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby serves notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors.

                         SHAREHOLDER INFORMATION SERVICE

Information regarding the Fund's net asset value is available by calling 1-800-949-9940. The Fund's net asset value is reported each week in THE WALL STREET JOURNAL and BARRON'S.

The net asset value is also available daily on the Fund's website at:

                                    WWW.THESMALLCAPFUNDINC.COM

                                    SHAREHOLDER INQUIRIES:
                                    PFPC INC.
                                    P.O. BOX 43027
                                    PROVIDENCE, RI 02940-3027
                                    1-800-331-1710

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                                       21

The SMALLCap Fund, Inc.TM
--------------------------------------------------------------------------------



            Effective July 30, 2001, shareholder inquiries should be
             forwarded to the Fund's new transfer agent, PFPC Inc.

                           PFPC INC.
                           P.O. BOX 43027
                           PROVIDENCE, RI 02940-3027
                           1-800-331-1710

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

JOSEPH J. INCANDELA
DIRECTOR AND CHAIRMAN
President
Overture Capital Partners

AUDREY M.T. JONES
DIRECTOR AND PRESIDENT
Managing Director
Deutsche Asset Management, Inc.

ROBERT E. GREELEY
DIRECTOR
President
Page Mill Asset Management Ltd.

RICHARD D. WOOD
DIRECTOR
Consultant

RALPH W. BRADSHAW
DIRECTOR
President, Cornerstone Advisors, Inc.

EDWARD J. VEILLEUX
VICE PRESIDENT

CHARLES A. RIZZO
TREASURER AND CHIEF FINANCIAL OFFICER

FRAN POLLACK-MATZ
SECRETARY

AMY M. OLMERT
ASSISTANT TREASURER

SHARON R. KANOVSKY
ASSISTANT TREASURER



INDEPENDENT AUDITORS
KPMG LLP
757 Third Avenue
New York, NY 10017

TRANSFER AGENT
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

INVESTMENT ADVISOR
Deutsche Asset Management, Inc.
280 Park Avenue 6 West
New York, NY 10017

Send correspondence to:

Deutsche Asset Management, Inc.
Mail Stop: NYC03-0610
280 Park Avenue 6 West
New York, NY 10017

The SMALLCap Fund, Inc.TM                                     CUSIP #831680103
                                                              SCINCANN (12/01)
                                                              Printed 2/02